Unpaid Claims	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Liability for Unpaid Claims and Claims Adjustment Expense, Activity in Liability [Abstract]
Unpaid Claims	Unpaid Claims
Activity in the liability for unpaid claims, including claims adjustment expenses, for the nine months ended September 30, 2021 and 2020, is summarized as follows:

Nine Months Ended September 30,	2021	2020
	(in thousands)
Gross and net balance, beginning of period	$103,976	$77,886
Incurred related to:
Current year	1,092,280	425,941
Prior years	17,095	(15,401)
Total incurred	1,109,375	410,540
Paid related to:
Current year	963,779	339,252
Prior years	109,362	55,559
Total paid	1,073,141	394,811
Gross and net balance, end of period	$140,210	$93,615
Unpaid claims as of September 30, 2021, were $140.2 million. During the nine months ended September 30, 2021, $109.4 million was paid for incurred claims attributable to insured events of prior years. An unfavorable development of $17.1 million was recognized during the nine months ended September 30, 2021, resulting from the Corporation’s claims experience, likely due to provider administrative challenges related to the COVID-19 pandemic. A favorable development of $15.4 million was recognized during the nine months ended September 30, 2020, resulting from the actualization of fee-for-service claims. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. The ratio of current year medical claims paid as a percentage of current year net medical claims incurred was 88.2% for the nine months ended September 30, 2021, and 79.6% for the nine months ended September 30, 2020. This ratio serves as an indicator of claims processing speed, indicating that claims were processed at a faster rate during the nine months ended September 30, 2021, than during the nine months ended September 30, 2020. Beginning in second quarter 2021, the Corporation began participating in the DC Model, which accounted for approximately 42.4% of the Corporation’s total incurred claims as of September 30, 2021.
The Corporation uses a variety of standard actuarial techniques to establish unpaid claims reserves. Management estimates are supported by the Corporation's actuarial analysis. The Corporation utilizes an internal actuarial team to review the adequacy of unpaid claim and unpaid claim adjustment expense. The estimation of claim costs is inherently difficult and requires significant judgment. The estimation has considerable inherent variability and can vary significantly depending upon several factors, including medical cost trends and claim payment patterns, general economic conditions and regulatory changes. The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims. Management believes that the current reserves are adequate based on currently available information.
Unpaid claims
Activity in the liability for unpaid claims, including claims adjustment expenses, is summarized as follows:

Year ended December 31,	2020	2019
	(in thousands)
Gross balance, beginning of year	$77,886	$54,004
Less: reinsurance recoverable, beginning of year	—	(12,344)
Net balance, beginning of year	77,886	41,660
Incurred related to:
Current year	604,183	453,423
Prior years	(13,715)	(2,778)
Total incurred	590,468	450,645
Paid related to:
Current year	501,339	376,677
Prior years	63,039	37,742
Total paid	564,378	414,419
Net balance, end of year	103,976	77,886
Plus: reinsurance recoverable, end of year	—	—
Gross balance, end of year	$103,976	$77,886
Unpaid claims as of December 31, 2020, were $104.0 million. As of December 31, 2020, $63.0 million has been paid for incurred claims and claims adjustment expenses attributable to insured events of prior years. The favorable development recognized in 2020 resulted from the actual experience developing differently from estimates as of December 31, 2019, partially attributable to the deferral of healthcare services as a result of the stay-at-home orders and closure of certain provider facilities throughout the year due to COVID-19 restrictions. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. The ratio of current year medical claims paid as a percent of current year net medical claims incurred was 83.0% for 2020 and 83.1% for 2019.
The Corporation did not have any significant changes in methodologies or assumptions used in the calculation of the liability for unpaid claims or claims adjustment expenses.
The Corporation uses a variety of standard actuarial techniques to establish unpaid claims reserves. Management estimates are supported by the Corporation’s annual actuarial analysis. The Corporation utilized an in-house actuary to review the adequacy of unpaid claim and unpaid claim adjustment expense. Management believes that the reserves are adequate based on the available information. The estimation of claim costs is inherently difficult and requires significant judgement. The estimation has considerable inherent variability can vary significantly depending upon several factors, including medical cost trends and claim payment patterns, general economic conditions, regulatory changes, and known outbreaks of disease, including COVID-19. Only time and the eventual resolution of each claim will determine whether the claim reserves will ultimately prove to be adequate.
The following is information about incurred and paid claims development for medical claims, as well as cumulative claim frequency and the total of incurred but not reported liabilities as of December 31, 2020, respectively.

Cumulative incurred claims for the years ended December 31,
Incurred year	2018*	2019*	2020	Total IBNR	Number of reported claims
	(in thousands)			(in thousands, except for number of reported claims)
2018 and prior	$552,456	$549,678	$549,649	$2	1,737,684
2019		412,695	399,009	1,130	1,188,472
2020			604,183	102,844	1,433,049
Total	$552,456	$962,373	$1,552,841	$103,976	4,359,205

Cumulative net paid claims through December 31,
Paid year	2018*	2019*	2020
	(in thousands)
Incurred year
2018 and prior	$511,459	$550,974	$549,647
2019		343,903	397,879
2020			501,339
Total	$511,459	$894,877	$1,448,865
__________________
*Unaudited supplemental information
The reconciliation of net incurred and paid claims development tables to unpaid claims and claims adjustment expenses on the Consolidated Balance Sheets is as follows:

December 31, 2020	(in thousands)
Cumulative incurred claims, net	$1,552,841
Less: cumulative paid claims, net	1,448,865
Net unpaid claims, including claims adjustment expenses	$103,976
The time value of money is not taken into account for the purposes of calculating the liability for unpaid claims.
The Corporation counts a claim when either a claim or claim adjustment expense amount has been paid, or at any period end, when the Corporation has recorded a medical unpaid claim reserve. The cumulative number of reported claims for each claim year has been developed using historical data captured by claim systems. As such, the cumulative number of reported claims may not be comparable to similar measures reported by other companies.